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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants of Frigoscandia Holding AB, we consent to the incorporation by reference in this registration statement on Form S-3, of our report dated February 5, 2002 for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.



                                                        /s/ KPMG


Stockholm, Sweden
December 19, 2002